UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 7, 2020

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Blvd., Orlando, FL	32824
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On April 7, 2020, the Board of Directors of Voxx International Corporation (“the Company”) approved amendments to the Company’s employment agreements with each of Mr. Charles M. Stoehr, Senior V.P. and CFO and Ms. Loriann Shelton, Senior V.P. and COO, to be effective as of April 6, 2020.  The amendments were entered into in conformity with the Company’s cost savings actions taken in response to the COVID-19 pandemic crisis.  The following description of each of the amendments to the employment agreements does not purport to be a complete statement of the parties’ rights and obligations under the respective amendments and is qualified in its entirety by reference to the amendments which will be filed as exhibits to the Company’s Form 10-Q for the first fiscal quarter ending May 31, 2020.

(i)Mr. Stoehr has entered into an amendment effective April 6, 2020 to his employment agreement dated July 8, 2019 (the “Stoehr Amendment”) which provides for a 20% reduction in his Base Salary.  Section 3.1 of the Employment Agreement was amended to reduce the Executive’s Base Salary from $400,000 to $320,000.  Such reduction shall remain in place through the Company’s 2021 fiscal year or until such time as the Chief Executive Officer of the Company determines that it is financially prudent and in the best interest of the Company to restore the Base Salary.

(ii)Ms. Shelton has entered into an amendment effective April 6, 2020 to her employment agreement dated July 8, 2019 (the “Shelton Amendment”) which provides for a 20% reduction in her Base Salary.  Section 3.1 of the Employment Agreement was amended to reduce the Executive’s Base Salary from $450,000 to $360,000.  Such reduction shall remain in place through the Company’s 2021 fiscal year or until such time as the Chief Executive Officer of the Company determines that it is financially prudent and in the best interest of the Company to restore the Base Salary.

(iii)Effective as of March 1, 2020, the first day of the Company’s Fiscal Year 2021, John J. Shalam, the Chairman of the Board of the Company and Patrick M. Lavelle, the Chief Executive Officer and President of the Company have agreed in principle to take a 25% reduction to their overall compensation which may include cash or stock compensation, or a combination thereof.  The Company will review the length and scope of the reductions on a fiscal quarterly basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: April 10, 2020	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer